UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K
                           _____________________


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      COMMISSION FILE NO.: 011-16207


                      Date of Report: July 26, 2006


                         GS AGRIFUELS CORPORATION
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          (Exact name of registrant as specified in its charter)

                     Delaware                       98-0226479
         --------------------------------------------------------
        (State of other jurisdiction of           (IRS Employer
         incorporation or organization)        Identification No.)

      535 West 34th Street, Suite 203, New York NY           10001
    -----------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)

                               (646) 792-2634
             --------------------------------------------------
             (Registrant's telephone number including area code)

                      Hugo International Telecom, Inc.
                -------------------------------------------
                (Former Name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation

Effective on July 26, 2006, Hugo International Telecom, Inc. filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendment changed the name of the corporation to "GS AgriFuels Corporation."

Item 9.01  Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on July 17, 2006, effective on July 26, 2006 at 6:00 p.m. Eastern Standard Time.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GS AGRIFUELS CORPORATION


                                 By: /s/ Kevin Kreisler
                                 ---------------------------------------
                                 Kevin Kreisler, Chief Executive Officer